UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2009

YRC Worldwide Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue, Overland Park, Kansas 66211

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (913) 696-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Credit Agreement Amendment

On December 15, 2009, YRC Worldwide Inc. (the “Company”) and certain of its subsidiaries entered into Amendment No. 13 to the Credit Agreement (the “Credit Agreement Amendment”), which amends the Credit Agreement, dated as of August 17, 2007 (as amended, the “Credit Agreement”), among the Company, certain of its subsidiaries, JPMorgan Chase Bank, National Association, as agent, and the other lenders that are parties thereto. The Credit Agreement continues to provide the Company with a $950 million senior revolving credit facility, including sublimits available for borrowings under certain foreign currencies and for letters of credit, and a senior term loan in an aggregate outstanding principal amount of approximately $111.5 million.

The Credit Agreement Amendment:

•

extends the date upon which the revolving commitments would be permanently reduced by an amount equal to the then current aggregate revolver reserve amount (as defined in the Credit Agreement) to 12:00 a.m., January 12, 2010, if the exchange offers described in Item 8.01 below are not complete prior to that date;

•

extends the date to January 11, 2010 through which the Company can access the existing revolver reserve block (as defined in the Credit Agreement) for up to $50 million at any time for specified operating needs; and

•

extends the date when the Company must begin to comply with the minimum available cash covenant (as defined in the Credit Agreement) to the earlier of January 12, 2010 or the date that the exchange offers are complete.

ABS Facility Amendment

On December 15, 2009, the Company, as Performance Guarantor, and the parties to the Third Amended and Restated Receivables Purchase Agreement, dated as of April 18, 2008 (as amended, the “ABS Facility”), among Yellow Roadway Receivables Funding Corporation, as Seller; Falcon Asset Securitization Company LLC, Three Pillars Funding LLC and Amsterdam Funding Corporation, as Conduits; the financial institutions party thereto, as Committed Purchasers; Wachovia Bank, National Association, as Wachovia Agent and LC Issuer, SunTrust Robinson Humphrey, Inc., as Three Pillars Agent; The Royal Bank of Scotland plc (successor to ABN AMRO Bank N.V.), as Amsterdam Agent; and JPMorgan Chase Bank, N.A., as Falcon Agent and Administrative Agent entered into Amendment No. 15 to the ABS Facility (the “ABS Amendment”)

The ABS Amendment:

•

extends the deadline for the Company to complete the exchange offers to January 12, 2010 (i) in order for the Company to begin to defer the portion of current letter of credit fees, program fees and administration fees in excess of the fees in place prior to February 12, 2009, and (ii) in order for the expiration of the ABS Facility to remain October 26, 2010 rather than February 11, 2010; and

•

extends the date when the Company must begin to comply with the minimum available cash covenant (as defined in the Credit Agreement) to the earlier of January 12, 2010 or the date that the exchange offers are complete.

Item 8.01. Other Events.

On December 16, 2009, the Company issued a news release announcing it has extended its offer to exchange up to 42 million shares of the Company’s common stock and up to 5 million shares of the Company’s new Class A convertible preferred stock for its (i) 5.0% Net Share Settled Contingent Convertible Senior Notes and 5.0% Contingent Convertible Senior Notes due 2023 (the “5% Notes”), (ii) 3.375% Net Share Settled Contingent Convertible Senior Notes and 3.375% Contingent Convertible Senior Notes due 2023 (the “3.375% Notes”) and (iii) the USF-8 1/2% notes due 2010 issued by the Company’s subsidiary, YRC Regional Transportation, Inc. (the “8 1/2% Notes”), with an aggregate face value of approximately $536.8 million, until 11:59 p.m., New York City time, on December 17, 2009, unless further extended by the Company. The exchange offer had been scheduled to expire at 11:59 p.m., New York City time, on December 15, 2009.

A copy of the news release announcing the extension of the exchange offer is attached as Exhibit 99.1 to this Form 8-K and is incorporated into this Item 8.01 by reference.

The information in this Item 8.01, report including Exhibit 99.1 incorporated herein by reference, is being “furnished” pursuant to General Instruction F to Current Report on Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this report, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any filing.

IMPORTANT INFORMATION ABOUT THE EXCHANGE OFFER

The news release attached to this Form 8-K and the contents of this Form 8-K are for informational purposes only and are not an offer to buy or the solicitation of an offer to sell any security. The exchange offer is being made only by means of a prospectus, a letter of transmittal and other offer documents, as described below.

In connection with the exchange offer by YRC Worldwide Inc., the Company has filed with the SEC a registration statement on Form S-4 (which contains a preliminary prospectus), an amendment thereto (which contains a prospectus supplement), a tender offer statement on Schedule TO, an amendment thereto and other related documents and materials. Investors and security holders are strongly urged to carefully review the registration statement, the amendment thereto, the preliminary prospectus, the prospectus supplement, the tender offer statement, the amendment thereto and the other related documents and materials filed with the SEC, including the final prospectus described below, when available, as well as any amendments and supplements thereto because they contain important information about the company, the exchange offer and related transactions and are the sole means by which any offer to exchange or sell, or any solicitation of any such offers, will be made.

The preliminary prospectus, the prospectus supplement and related transmittal materials have been delivered to holders of the outstanding notes. Investors and security holders may obtain a free copy of the registration statement, the amendments thereto, the preliminary prospectus, the prospectus supplement and transmittal materials, as well as other documents filed by the company with the SEC, at the SEC’s website, www.sec.gov. Prior to the completion of the exchange offer, the registration statement must become effective under the securities laws, and after effectiveness, the Company will file with the SEC the final prospectus. Investors and security holders are strongly urged to carefully review the final prospectus when it is available. Free copies of the company’s filings with the SEC have been made available on the company’s website, www.yrcw.com, or may be obtained by making a request to YRC Worldwide Inc., 10990 Roe Avenue, Overland Park, Kansas 66211, (913) 696-6100, Attention: Dan Churay, Executive Vice President, General Counsel and Secretary.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	News release dated December 16, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YRC WORLDWIDE INC.

Date: December 16, 2009	By:	/S/ JEFF P. BENNETT
Jeff P. Bennett
Vice President–Legal, Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	News release dated December 16, 2009

4